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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     DAIMLER-BENZ AUTO GRANTOR TRUST 1995-A
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                               November 16, 1998
           ----------------------------------------------------------
                Date of Report (Date of earliest event reported)

   Delaware                            000-28042            13-3770955
   --------                            ---------            ----------
   (State or other jurisdiction        (Commission File     (I.R.S. Employer
   of incorporation)                   Number)              Identification No.)


       1201 North Market Street, Suite 1406, Wilmington, Delaware   19801
 -----------------------------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

                                 (302) 426-1900
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

     On November 16, 1998, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of November 1, 1995 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Vehicle Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Yield Supplement Agent, Payahead Agent, Class A Agent and Class B Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Auto Grantor Trust 1995-A. In accordance with the Agreement, the statements for Class A and Class B Certificateholders for the October 1998 collection period (the "October Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the October Statement is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         (c) Exhibits


             Exhibit No.  Description
             -----------  ---------------------------------

                 20       Statement for Class A and Class B
                          Certificateholders for the
                          October 1998 Collection Period














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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Daimler-Benz Auto Grantor Trust 1995-A
                                        (Registrant)

                             By:  Mercedes-Benz Credit Corporation, as Servicer



Date:  November 21, 1998     By:  /s/David A. Klanica
                                  ----------------------------------------
                                  Name:    David A. Klanica
                                  Title:   Director of Accounting Services




























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                               INDEX TO EXHIBITS


Exhibit No.  Description
-----------  -----------
    20 Statement for Class A and Class B Certificateholders for the October 1998 Collection Period








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